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                              Arthur Andersen LLP



                                                                   Exhibit 23(i)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included and incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement (No. 33-3422) on Form S-4 and Registration Statement (No. 33-52660) on Form S-8.


                                             /s/Arthur Andersen LLP


Cleveland, Ohio,
 March 29, 2000